Exhibit 32.1
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                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


     In connection with the Annual Report of Competitive Technologies, Inc. (the "Company") on Form 10-K for the year ended July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John B. Nano, Chairman, President, Chief Executive Officer, and Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ John B. Nano
                                   ----------------
                                   John B. Nano
                                   Chairman, President, Chief Executive Officer, and Interim Chief Financial
                                   Officer
                                   October 27, 2009


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              **-----**
            **-----       COMPETITIVE
          ****----        TECHNOLOGIES
            **=====       Unlocking the Potential of Innovation (R)
              **=====**
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                  *  (R)  Technology Transfer and Licensing Services



                            www.competitivetech.net
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